UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2009

TRANSWITCH CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive
Shelton, Connecticut 06484
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

  Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   -   OTHER INFORMATION

On August 6, 2009, TranSwitch Corporation’s Board of Directors approved an amendment to the 2005 Employee Stock Purchase Plan (the “2005 ESPP”) to increase the maximum number of shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”) that may be purchased in any purchase segment, pursuant to the terms of the 2005 ESPP, from 1,000 shares to 10,000 shares.  The amendment is effective immediately following the close of the current purchase segment on December 31, 2009 and the ESPP, as amended, is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01 -	Financial Statements and Exhibits
         (d) Exhibits.
99.1	TranSwitch Corporation 2005 Employee Stock Purchase Plan, as amended (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

August 12, 2009	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	TranSwitch Corporation 2005 Employee Stock Purchase Plan, as amended (filed herewith).